Putnam AMT-Free Municipal Fund
The fund's portfolio
4/30/20 (Unaudited)
Key to holding's abbreviations
ABAG — Association Of Bay Area Governments
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
BAM — Build America Mutual
FHLMC Coll. — Federal Home Loan Mortgage Corporation Collateralized
FNMA Coll. — Federal National Mortgage Association Collateralized
FRB — Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds — General Obligation Bonds
NATL — National Public Finance Guarantee Corporation
PSFG — Permanent School Fund Guaranteed
U.S. Govt. Coll. — U.S. Government Collateralized
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.22% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (99.9%)(a)
	Rating(RAT)	Principal amount	Value
Alabama (0.5%)
Jefferson, Cnty. Rev. Bonds, (Warrants)
5.00%, 9/15/34	AA	$1,075,000	$1,265,264
5.00%, 9/15/33	AA	125,000	147,556

			1,412,820
Alaska (1.2%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
4.00%, 10/1/39	A+/F	2,445,000	2,636,786
4.00%, 10/1/38	A+/F	555,000	600,105

			3,236,891
Arizona (3.9%)
AZ State Indl. Dev. Auth. Rev. Bonds, (Equitable School Revolving Fund), Ser. A
5.00%, 11/1/38	A	1,110,000	1,297,535
5.00%, 11/1/36	A	1,235,000	1,452,372
5.00%, 11/1/34	A	1,000,000	1,189,820
Glendale, Indl. Dev. Auth. Rev. Bonds, (Midwestern U.), 5.125%, 5/15/40	A+	2,125,000	2,127,826
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds, (Royal Oaks Life Care Cmnty.)
4.00%, 5/15/31	A/F	1,000,000	983,810
4.00%, 5/15/29	A/F	1,000,000	1,005,360
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), Ser. C, 5.00%, 7/1/37	AA-	315,000	357,471
(Greathearts, AZ), Ser. A, 5.00%, 7/1/37	AA-	750,000	851,123
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5.50%, 12/1/29	A3	1,000,000	1,228,010

			10,493,327
California (2.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds, (Episcopal Sr. Cmntys.), 6.125%, 7/1/41	A-/F	500,000	508,105
CA State VRDN, Ser. A-2, 0.09%, 5/1/33	VMIG 1	1,905,000	1,905,000
CA Statewide Cmnty. Dev. Auth. Rev. Bonds, AGM, 5.00%, 11/15/44	AA	500,000	556,675
Chula Vista, Muni. Fin. Auth. Special Tax Bonds, 5.50%, 9/1/30	AA-	775,000	863,970
M-S-R Energy Auth. Rev. Bonds, Ser. A, 6.50%, 11/1/39	BBB+	750,000	1,075,710
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	375,000	391,414

			5,300,874
Colorado (2.3%)
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds, (CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/37(T)	Baa1	150,000	147,950
Ser. A-1, 4.00%, 8/1/38(T)	Baa1	225,000	219,032
Ser. A-1, 4.00%, 8/1/39(T)	Baa1	225,000	222,176
Ser. A-1, 4.00%, 8/1/39(T)	Baa1	750,000	728,692
Ser. A-2, 4.00%, 8/1/49(T)	Baa1	1,500,000	1,445,653
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL, zero %, 9/1/34	A2	3,525,000	2,136,397
Vauxmont, Metro. Dist. G.O. Bonds, AGM
5.00%, 12/1/34(WIS)	AA	285,000	334,242
5.00%, 12/1/32(WIS)	AA	250,000	295,753
5.00%, 12/15/30	AA	125,000	142,611
5.00%, 12/15/29	AA	125,000	143,119
5.00%, 12/15/27	AA	125,000	144,104
5.00%, 12/15/25	AA	125,000	144,679
5.00%, 12/1/25(WIS)	AA	175,000	199,598

			6,304,006
Connecticut (1.2%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Masonicare Issue), Ser. F
5.00%, 7/1/34	BBB+/F	1,250,000	1,172,613
5.00%, 7/1/33	BBB+/F	250,000	235,280
CT State Hsg. Fin. Auth. Mtge. Program Rev. Bonds
Ser. B-1, 4.10%, 11/15/39(T)	Aaa	565,000	586,608
Ser. B-1, 4.15%, 11/15/44(T)	Aaa	1,355,000	1,405,006

			3,399,507
District of Columbia (1.7%)
DC Rev. Bonds, (Kipp DC), Ser. A, 5.00%, 7/1/37	BBB+	1,250,000	1,314,000
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd. Rev. Bonds, (Dulles Metrorail & Cap. Impt. Proj.)
4.00%, 10/1/53(T)	Baa2	660,000	628,636
Ser. B, 4.00%, 10/1/44(T)	Baa2	665,000	644,683
5.00%, 10/1/53	A-	2,000,000	2,045,020

			4,632,339
Florida (3.6%)
Double Branch Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A-1, 4.25%, 5/1/34	A	360,000	373,586
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A-	1,375,000	1,514,604
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl. Hlth.), 5.00%, 11/15/45	A2	2,000,000	2,097,460
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds, (Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A-/F	1,000,000	1,010,960
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds, (Republic Drive/Universal), 5.00%, 4/1/23	A+/F	1,630,000	1,722,421
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A-/F	2,000,000	2,095,180
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	240,000	262,608
Volusia Cnty., Edl. Fac. Auth. Rev. Bonds, (Embry-Riddle Aeronautical University, Inc.), Ser. A, 4.00%, 10/15/38	A3	750,000	768,795

			9,845,614
Georgia (2.2%)
Fulton Cnty., Dev. Auth. Rev. Bonds, (GA Tech Athletic Assn.), Ser. A, 5.00%, 10/1/42	A2	900,000	953,901
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev. Bonds, (Riverside Military Academy), 5.00%, 3/1/37	BB/F	200,000	172,406
Main St. Natural Gas, Inc. Gas Supply Mandatory Put Bonds (9/1/23), Ser. B, 1.41%, 4/1/48	Aa2	2,200,000	2,112,330
Muni. Election Auth. of GA Rev. Bonds
(Plant Voltage Units 3 & 4), Ser. A, 5.50%, 7/1/60	A	1,500,000	1,556,325
(Plant Vogtle Units 3 & 4), Ser. A, 5.00%, 1/1/56	A2	500,000	528,390
(Plant Vogtle Units 3 & 4), Ser. A, 4.00%, 1/1/59	A2	750,000	678,893

			6,002,245
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM, 5.00%, 10/1/30	AA	200,000	208,298

			208,298
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds, (Kahala Nui), 5.25%, 11/15/37	A/F	250,000	266,338

			266,338
Idaho (0.2%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke's Hlth. Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	500,000	565,875

			565,875
Illinois (13.4%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	1,600,000	1,665,648
Ser. B-2, 5.50%, 1/1/37	BBB+	1,000,000	1,011,700
Ser. A, 5.00%, 1/1/29	BBB+	1,300,000	1,322,243
Chicago, Motor Fuel Tax Rev. Bonds, AGM, 5.00%, 1/1/31	AA	500,000	543,160
Chicago, O'Hare Intl. Arpt. Rev. Bonds, Ser. F, 5.00%, 1/1/40	A2	1,045,000	1,047,874
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	500,000	521,930
Ser. C, 5.00%, 1/1/39	A	750,000	814,553
(2nd Lien), 5.00%, 1/1/39	A	565,000	592,742
Ser. C, 5.00%, 1/1/34	A	400,000	438,992
Ser. C, 5.00%, 1/1/33	A	405,000	445,593
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/39	A	675,000	697,025
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	600,000	555,324
5.00%, 1/1/41	Baa3	340,000	315,187
5.00%, 11/1/34	Baa3	1,900,000	1,796,868
Ser. B, 5.00%, 10/1/31	Baa3	1,000,000	957,990
Ser. C, 5.00%, 11/1/29	Baa3	1,225,000	1,180,165
5.00%, 2/1/29	Baa3	1,000,000	965,570
Ser. D, 5.00%, 11/1/28	Baa3	2,080,000	2,010,174
Ser. D, 5.00%, 11/1/26	Baa3	920,000	897,920
IL State Fin. Auth. Mandatory Put Bonds (9/1/22), (Field Museum of Natural History), 1.169%, 11/1/34	A2	2,475,000	2,447,602
IL State Fin. Auth. Rev. Bonds
(Art Institute of Chicago (The)), 5.00%, 3/1/30	Aa3	1,500,000	1,760,070
(Riverside Hlth.Syst.), 4.00%, 11/15/32	A+	400,000	424,252
IL State Fin. Auth. Academic Fac. Rev. Bonds, (U. of Illinois at Urbana-Champaign), Ser. A
5.00%, 10/1/49	A1	1,250,000	1,391,675
5.00%, 10/1/38	A1	700,000	795,445
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev. Bonds, (U. of IL Chicago), 5.00%, 2/15/50	Baa3	500,000	496,070
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A, 5.00%, 12/1/32	AA-	2,000,000	2,281,780
Metro. Pier & Exposition Auth. Rev. Bonds, (McCormick Place Expansion), Ser. B, 5.00%, 12/15/33	BBB	300,000	298,254
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds, (McCormick), Ser. A, NATL, zero %, 12/15/22	A	5,500,000	5,118,135
Metro. Wtr. Reclamation Dist. of Greater Chicago G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	1,000,000	1,141,760
Sales Tax Securitization Corp. Rev. Bonds, Ser. C, 5.50%, 1/1/36	AA-	2,000,000	2,269,880

			36,205,581
Indiana (0.4%)
IN State Fin. Auth. Rev. Bonds, (BHI Sr. Living), 5.75%, 11/15/41	BBB/F	1,000,000	1,017,680

			1,017,680
Kansas (2.5%)
KS State Dev. Fin. Auth. Rev. Bonds, (Lifespace Cmnty's. Inc.), Ser. S, 5.00%, 5/15/30	BBB/F	1,455,000	1,454,898
Lyon Cnty., Unified School Dist. No. 253 Emporia G.O. Bonds
4.00%, 9/1/39	A1	3,000,000	3,265,260
4.00%, 9/1/33	A1	1,050,000	1,174,530
4.00%, 9/1/32	A1	350,000	393,575
4.00%, 9/1/31	A1	325,000	368,011

			6,656,274
Kentucky (5.1%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	500,000	511,765
KY State Econ. Dev. Fin. Auth. Rev. Bonds, (Louisville Arena Auth., Inc.), Ser. A, AGM, 4.00%, 12/1/41	AA	1,000,000	1,007,780
KY State Property & Bldg. Comm. Rev. Bonds
(No. 119), 5.00%, 5/1/35	A1	1,000,000	1,118,860
(No. 122), Ser. A, 4.00%, 11/1/37	A1	1,250,000	1,307,338
(No. 122), Ser. A, 4.00%, 11/1/35	A1	500,000	525,880
KY State Pub. Energy Auth. Gas Supply
Mandatory Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A3	3,150,000	3,340,481
Mandatory Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	2,800,000	2,911,720
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst. Rev. Bonds, (Norton Healthcare, Inc.), Ser. A, 5.00%, 10/1/30	A	2,750,000	3,120,700

			13,844,524
Louisiana (2.8%)
LA State Pub. Fac. Auth. Rev. Bonds, (LA State U. Greenhouse Phase III), Ser. A, 5.00%, 7/1/59	A3	2,000,000	2,112,560
St. John The Baptist Parish Mandatory Put Bonds (7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	2,000,000	1,664,660
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev. Bonds, (St. Tammany Parish Hosp.), Ser. A
5.00%, 7/1/38	A+/F	1,500,000	1,716,540
5.00%, 7/1/34	A+/F	1,000,000	1,160,730
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 5.00%, 5/15/23	A	800,000	849,592

			7,504,082
Maryland (0.1%)
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig. Group), Ser. A, 5.00%, 1/1/36	BBB/F	300,000	312,966

			312,966
Massachusetts (2.7%)
MA State G.O. Bonds, Ser. E, 4.00%, 4/1/46	Aa1	2,275,000	2,429,177
MA State VRDN, (Construction Loan), Ser. A, 0.15%, 3/1/26	VMIG 1	4,200,000	4,200,000
MA State Dev. Fin. Agcy. Rev. Bonds, (Suffolk U.), 5.125%, 7/1/40	Baa2	500,000	502,970
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162, FNMA Coll., FHLMC Coll., 2.75%, 12/1/41	Aa1	60,000	60,315

			7,192,462
Michigan (8.5%)
Detroit, Downtown Dev. Auth. Tax Alloc. Bonds, Ser. A, AGM, 5.00%, 7/1/43	AA	3,000,000	3,311,160
Great Lakes, Wtr. Auth. Swr. Rev. Bonds, (Brazos Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	A+	2,500,000	2,901,525
Karegnondi, Wtr. Auth. Rev. Bonds, 5.00%, 11/1/41	A	2,200,000	2,522,234
Kentwood, Economic Dev. Rev. Bonds, (Holland Home Oblig. Group), 5.00%, 11/15/37	BBB-/F	1,000,000	974,910
MI State Bldg. Auth. Rev. Bonds, Ser. I, 4.00%, 10/15/49	Aa2	3,000,000	3,288,990
MI State Fin. Auth. Rev. Bonds
Ser. H-1, 5.00%, 10/1/39 (Prerefunded 10/1/24)	AA-	525,000	590,651
(Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/39	BB+	2,000,000	2,108,840
(Local Govt. Loan Program - Detroit Wtr. & Swr. Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	A+	400,000	458,408
(Local Govt. Loan Program - Detroit Wtr. & Swr. Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	200,000	229,522
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	AA-	140,000	152,778
(Detroit), Ser. C-3, 5.00%, 4/1/28	Aa2	700,000	844,445
(Trinity Health Corp. Oblig. Group), Ser. A, 4.00%, 12/1/49(T)	Aa3	1,325,000	1,371,529
MI State Strategic Fund Ltd. Oblig. Rev. Bonds, (Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	4,000,000	4,229,640

			22,984,632
Minnesota (0.2%)
MN State Higher Ed. Fac. Auth. Rev. Bonds, (Carleton College)
4.00%, 3/1/37	Aa2	130,000	143,579
4.00%, 3/1/36	Aa2	400,000	443,080

			586,659
Mississippi (0.7%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy Resources, Inc.), 2.50%, 4/1/22	BBB+	2,000,000	2,006,400

			2,006,400
Nebraska (1.4%)
Central Plains, Energy Mandatory Put Bonds (1/1/24), (No. 4), 5.00%, 3/1/50	A3	2,500,000	2,698,325
Central Plains, Energy Rev. Bonds, (NE Gas No. 3), 5.00%, 9/1/32 (Prerefunded 9/1/22)	A3	1,000,000	1,060,990

			3,759,315
Nevada (0.1%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds, (Mountains Edge Local No. 142), 5.00%, 8/1/20	A	350,000	352,909

			352,909
New Hampshire (1.0%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	BBB+	500,000	532,730
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A-	2,000,000	2,205,740

			2,738,470
New Jersey (3.8%)
NJ State Econ. Dev. Auth. Rev. Bonds
Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	352,485
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,117,300
NJ State Hlth. Care Fac. Fin. Auth. VRDN, (AHS Hosp. Corp.), Ser. B, 0.16%, 7/1/36	VMIG 1	1,500,000	1,500,000
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. A, 5.00%, 12/15/39	Baa1	275,000	276,229
Ser. A, 5.00%, 12/15/34	Baa1	2,830,000	2,856,998
(Federal Hwy. Reimbursement Notes), 5.00%, 6/15/28	A+	750,000	809,573
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 5.00%, 6/1/34	A-	1,250,000	1,421,600

			10,334,185
New Mexico (0.3%)
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo Retirement Res.), 5.00%, 5/15/42	BB+/F	980,000	873,121

			873,121
New York (5.6%)
Hudson Yards Infrastructure Corp. Rev. Bonds, Ser. A, FHLMC Coll., U.S. Govt. Coll., 5.75%, 2/15/47 (Prerefunded 2/15/21)	Aa2	15,000	15,596
Metro. Trans. Auth. Rev. Bonds
Ser. D-1, 5.00%, 11/15/39	A2	500,000	500,995
(Green Bonds), Ser. C-1, 4.00%, 11/15/32	A2	2,600,000	2,466,542
Metro. Trans. Auth. Dedicated Tax Mandatory Put Bonds (6/1/22), Ser. A-2A, 0.67%, 11/1/26	AA	1,850,000	1,795,703
New York, G.O. Bonds
Ser. D-1, 5.00%, 3/1/43	Aa1	2,500,000	2,961,000
Ser. A, 5.00%, 8/1/39	Aa1	1,700,000	2,014,653
NY State Dorm. Auth. Personal Income Tax Rev. Bonds, Ser. D
4.00%, 2/15/47	Aa1	3,100,000	3,324,998
4.00%, 2/15/39	Aa1	1,800,000	1,969,686

			15,049,173
North Carolina (0.7%)
NC State Tpk. Auth. Rev. Bonds, (Triangle Expressway Auth.), AGM, 5.00%, 1/1/49	AA	1,700,000	1,936,793

			1,936,793
Ohio (4.3%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-2, Class 1, 4.00%, 6/1/48	BBB+	3,250,000	3,260,628
Cleveland, Pub. Pwr. Syst. Rev. Bonds, Ser. A, AGM, 4.00%, 11/15/37	AA	500,000	549,180
Cuyahoga Cnty., Econ. Dev. Rev. Bonds
5.00%, 1/1/38	A	1,380,000	1,602,980
5.00%, 1/1/36	A	425,000	497,203
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, (Friendship Village of Dublin Oblig. Group), 5.00%, 11/15/34	BBB+/F	700,000	712,852
Lucas Cnty., Hlth. Care Fac. Rev. Bonds, (Sunset Retirement Cmntys.), 5.50%, 8/15/30	A-/F	650,000	666,601
OH State Higher Edl. Fac. Comm. Rev. Bonds, (Kenyon College 2020), 4.00%, 7/1/44	A2	1,875,000	1,890,413
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic Hlth. Syst.), Ser. A, 4.00%, 1/1/34	Aa2	1,250,000	1,374,500
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.), 5.00%, 2/15/33	A3	500,000	553,705
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), Ser. A, 5.75%, 7/1/33	A	500,000	535,965

			11,644,027
Oregon (0.1%)
Keizer, Special Assmt. Bonds, (Keizer Station), Ser. A, 5.20%, 6/1/31	Aa3	265,000	265,798

			265,798
Pennsylvania (3.6%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds, (Allegheny Hlth. Network Oblig. Group), Ser. A, 5.00%, 4/1/32	A	2,200,000	2,526,744
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia U.), 5.00%, 5/1/29	Baa3	300,000	310,014
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds, (Scranton U.), 4.00%, 11/1/40	A-	500,000	446,310
PA State Higher Edl. Fac. Auth. Rev. Bonds, (East Stroudsburg U.), 5.00%, 7/1/31	Baa3	760,000	760,859
PA State Tpk. Comm. Rev. Bonds
Ser. A, 5.00%, 12/1/44	A3	700,000	788,368
Ser. B-1, 5.00%, 6/1/42	A3	675,000	743,951
Ser. 2nd, 5.00%, 12/1/35	A3	1,000,000	1,135,240
Philadelphia, School Dist. G.O. Bonds, Ser. A, 4.00%, 9/1/39	A2	1,620,000	1,765,622
Wilkes-Barre, Area School Dist. G.O. Bonds, BAM, 5.00%, 4/15/59	AA	1,000,000	1,160,080

			9,637,188
Rhode Island (0.8%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan Oblig. Group-Hosp. Fin.)
5.00%, 5/15/33	BBB+	365,000	387,535
5.00%, 5/15/26	BBB+	580,000	649,298
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5.00%, 6/1/50	BBB-/P	1,000,000	1,022,750

			2,059,583
South Carolina (2.3%)
Lexington Cnty., Hlth. Svcs. Dist. Rev. Bonds, (LexMed Oblig. Group), 5.00%, 11/1/29	A1	500,000	580,695
Myrtle Beach, Tax Allocation Bonds, (Myrtle Beach Air Force Base Redev.), 5.00%, 10/1/28	A2	575,000	680,651
SC State Jobs Econ. Dev. Auth. Hosp. VRDN (Prisma Hlth. Oblig. Group), Ser. B, 0.15%, 5/1/48	VMIG 1	500,000	500,000
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	1,000,000	1,061,000
Ser. A, 5.00%, 12/1/55	A2	545,000	569,258
(Santee Cooper), Ser. B, 5.00%, 12/1/38	A2	595,000	620,496
(Oblig.), Ser. B, 5.00%, 12/1/37	A2	500,000	538,590
Ser. A, 5.00%, 12/1/36	A2	1,500,000	1,611,645

			6,162,335
Tennessee (0.4%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Rev. Bonds, (CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/37(T)	Baa1	150,000	150,451
Ser. A-1, 4.00%, 8/1/38(T)	Baa1	150,000	147,682
Ser. A-2, 5.00%, 8/1/44(T)	Baa1	150,000	158,124
Ser. A-1, 4.00%, 8/1/44(T)	Baa1	275,000	272,041
Ser. A-2, 5.00%, 8/1/49(T)	Baa1	250,000	263,592

			991,890
Texas (11.9%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds
(Uplift Ed.), Ser. A, PSFG, 5.00%, 12/1/37	AAA	725,000	844,009
(Riverwalk Education Foundation, Inc.), PSFG, 4.00%, 8/15/44	AAA	1,500,000	1,654,710
(Uplift Ed.), Ser. A, PSFG, 4.00%, 12/1/32	AAA	375,000	417,821
Austin-Bergstrom Landhost Enterprises, Inc. Rev. Bonds
5.00%, 10/1/36	A3	600,000	653,538
5.00%, 10/1/33	A3	400,000	440,248
Central TX Regl. Mobility Auth. Rev. Bonds, 5.00%, 1/1/37	A-	1,590,000	1,729,014
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA Pub. Schools)
Ser. B, 5.00%, 8/15/27	A-	350,000	397,859
PSFG, 4.00%, 8/15/32	AAA	2,070,000	2,419,106
PSFG, 4.00%, 8/15/30	AAA	1,000,000	1,185,810
Dallas, Area Rapid Transit Rev. Bonds, Ser. A, 5.00%, 12/1/46	AA+	6,000,000	6,808,680
Dallas, Area Rapid Transit Sales Tax Rev. Bonds, Ser. A, 5.00%, 12/1/41	AA+	1,160,000	1,317,644
Grand Parkway Trans. Corp. Rev. Bonds, (Grand Parkway Syst.), Ser. C, 4.00%, 10/1/49	A2	1,750,000	1,854,195
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds, (YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/38	Baa2	500,000	501,110
Laredo, Wtr. Works Swr. Syst. Rev. Bonds
4.00%, 3/1/39	Aa3	250,000	275,785
4.00%, 3/1/38	Aa3	250,000	276,525
4.00%, 3/1/37	Aa3	275,000	305,071
4.00%, 3/1/36	Aa3	225,000	250,432
Leander, Indpt. School Dist. G.O. Bonds, Ser. A, PSFG, 5.00%, 8/15/40	AAA	2,000,000	2,314,040
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(TX Woman's U. CHF-Collegiate Hsg. Dining), Ser. B-1, AGM, 5.00%, 7/1/38	AA	860,000	949,500
(Tarleton State U. Collegiate Student Hsg.), Ser. A, 5.00%, 4/1/35	Baa3	800,000	822,704
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/29	Baa3	500,000	521,430
(Children's Hlth. Syst. of TX), Ser. A, 4.00%, 8/15/34	Aa2	400,000	437,156
North TX, Thruway Auth. Rev. Bonds, Ser. B, AGM, 4.00%, 1/1/36	AA	1,000,000	1,070,760
Rankin, Indpt. School Dist. G.O. Bonds, PSFG, 4.00%, 2/15/44	AAA	1,000,000	1,088,210
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds, (Gas Supply), 5.50%, 8/1/25	A3	1,000,000	1,135,910
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.), 5.00%, 11/15/37	A/F	1,250,000	1,364,000
TX State Muni. Gas Acquisition & Supply Corp. III Rev. Bonds, 5.00%, 12/15/28	A3	1,000,000	1,043,890

			32,079,157
Utah (1.0%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.), Ser. A, 0.16%, 5/15/37	VMIG 1	2,000,000	2,000,000
UT State Charter School Fin. Auth. Rev. Bonds, (UT Charter Academies, Inc.), 5.00%, 10/15/30	AA	575,000	698,315

			2,698,315
Virginia (2.3%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/42	BBB+/F	350,000	352,846
Federal Home Loan Mortgage Corp. Rev. Bonds, Ser. M-053, Class A, 2.55%, 6/15/35	AA+	2,490,000	2,593,235
VA State Pub. Bldg. Auth. Pub. Fac. Rev. Bonds, Ser. A
5.00%, 8/1/37	Aa1	1,275,000	1,617,656
5.00%, 8/1/36	Aa1	1,290,000	1,642,918

			6,206,655
Washington (3.3%)
Central Puget Sound Regl. Trans. Auth. Rev. Bonds, (Green Bond), Ser. S-1, 5.00%, 11/1/45	AAA	3,120,000	3,503,136
King Cnty., Public Hosp. Dist. No. 1 G.O. Bonds, (Valley Med. Ctr.), 5.00%, 12/1/37	A2	1,500,000	1,747,770
WA State G.O. Bonds, Ser. 21A, 5.00%, 6/1/36(WIS)	Aaa	2,130,000	2,606,353
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds (7/1/22), (Fred Hutchinson Cancer Research Ctr.), Ser. B, 1.37%, 1/1/42	A+	1,100,000	1,106,314

			8,963,573
West Virginia (0.2%)
WV State Econ. Dev. Auth. Solid Waste Disp. Fac. FRB, (Appalachian Pwr. Co.), Ser. A, 5.375%, 12/1/38	A-	500,000	506,165

			506,165
Wisconsin (1.4%)
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds, (Beyond Boone, LLC-Appalachian State U.), Ser. A, AGM
5.00%, 7/1/54	AA	1,475,000	1,633,799
5.00%, 7/1/44	AA	1,000,000	1,116,840
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Three Pillars Sr. Living), 5.00%, 8/15/33	A/F	1,000,000	1,056,430

			3,807,069

Total municipal bonds and notes (cost $270,235,941)			$270,045,116

SHORT-TERM INVESTMENTS (0.9%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund 0.64%(AFF)	Shares	1,245,593	$1,245,593
U.S. Treasury Bills 1.551%, 5/14/20		$136,000	135,996
U.S. Treasury Bills 1.574%, 5/21/20(SEGSF)		105,000	104,995
U.S. Treasury Bills 1.542%, 6/4/20(SEGSF)		254,000	253,977
U.S. Treasury Bills 1.547%, 7/16/20(SEGSF)		71,000	70,986
U.S. Treasury Bills 1.554%, 6/11/20(SEGSF)		221,000	220,976
U.S. Treasury Bills 0.056%, 7/9/20(SEGSF)		20,000	19,997
U.S. Treasury Bills 0.310%, 7/23/20(SEGSF)		114,000	113,978
U.S. Treasury Cash Management Bills 0.274%, 7/14/20		49,000	48,991
U.S. Treasury Bills 0.002%, 9/24/20(SEGSF)		85,000	84,960

Total short-term investments (cost $2,299,348)			$2,300,449
TOTAL INVESTMENTS

Total investments (cost $272,535,289)			$272,345,565

	OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
	Swap counterparty/ notional amount	Value		Upfront premium received (paid)	Termi- nation date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	Citibank, N.A.
	$6,750,000	$452,459	(E)	$—	10/18/31	1.404% — Quarterly	SIFMA Municipal Swap index — Quarterly	$(452,460)
	12,500,000	426,263	(E)	—	10/18/26	SIFMA Municipal Swap index — Quarterly	1.182% — Quarterly	426,263
	11,930,000	392,664	(E)	—	10/20/26	SIFMA Municipal Swap index — Quarterly	1.159% — Quarterly	392,664
	3,512,000	451,362	(E)	—	10/21/41	1.559% — Quarterly	SIFMA Municipal Swap index — Quarterly	(451,362)

	Upfront premium received			—		Unrealized appreciation		818,927

	Upfront premium (paid)			—		Unrealized (depreciation)		(903,822)

	Total			$—			Total	$(84,895)
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$490,000	$40,253	$—	5/21/20	—	1.86% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	$(40,253)
980,000	81,768	—	6/4/20	—	1.86% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(81,768)
300,000	17,407	—	5/14/20	—	1.98% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(17,407)
750,000	63,576	—	6/2/20	—	2.7% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(63,576)
1,505,000	130,265	—	6/4/20	—	2.71% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(130,265)
Morgan Stanley & Co. International PLC
600,000	50,489	—	5/21/20	—	1.85% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(50,489)
600,000	49,289	—	5/21/20	—	1.86% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(49,291)
950,000	76,527	—	6/4/20	—	2.68% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(76,527)

Upfront premium received		—	Unrealized appreciation			—

Upfront premium (paid)		—	Unrealized (depreciation)			(509,576)

Total		$—			Total	$(509,576)

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2019 through April 30, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $270,419,837.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 4/30/20
	Short-term investments
	Putnam Short Term Investment Fund*	—	76,476,443	75,230,850	35,470	1,245,593

	Total Short-term investments	$—	$76,476,443	$75,230,850	$35,470	$1,245,593
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $706,881.
(T)	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
(WIS)	When-issued security (Note 1).
	At the close of the reporting period, the fund maintained liquid assets totaling $14,098,618 to cover certain derivative contracts, tender option bonds and the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.22%, 0.33% and 0.56%, respectively, as of the close of the reporting period.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Healthcare	18.5%
	State debt	13.6
	Education	12.0
	Tax bonds	11.4
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for yield curve positioning.
	An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
	The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, and for hedging inflation.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $594,471 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $706,881 and may include amounts related to unsettled agreements.
	Tender option bond transactions: The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds issued to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in The fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. [cont.]
	At the close of the reporting period, the fund’s investments with a value of $8,391,856 were held by the TOB trust and served as collateral for $5,012,099 in floating-rate bonds outstanding. During the reporting period, the fund incurred interest expense of $30,900 for these investments based on an average interest rate of 1.40%.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$270,045,116	$—
Short-term investments	1,245,593	1,054,856	—

Totals by level	$1,245,593	$271,099,972	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Interest rate swap contracts	—	(84,895)	—
Total return swap contracts	—	(509,576)	—

Totals by level	$—	$(594,471)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
OTC interest rate swap contracts (notional)	$42,400,000
OTC total return swap contracts (notional)	$11,400,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com